Basic and diluted earnings (loss) per share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
8.	Basic and diluted earnings (loss) per share:

Basic earnings per share have been calculated by dividing net income for the period by the weighted average number of shares outstanding during each period. Diluted earnings (loss) per share has been calculated by dividing net income (loss) for the period by the weighted average number of shares and potentially dilutive shares outstanding during the period. In computing diluted earnings (loss) per share, the treasury stock method is used to determine the number of shares assumed to be purchased from the conversion of share equivalents or the proceeds of option exercises. For periods with a net loss, common shares issuable upon the exercise of options and warrants that could dilute basic loss per share in the future were not included in the computation of diluted loss per share because to do so would have been anti-dilutive.

The following table sets forth the computation of basic and diluted net income (loss) per share:

	2011	2010	2009
Numerator:
Net income (loss) available to common shareholders	$(5,536,595)	$1,867,274	$1,910,799

Denominator:
Weighted average shares: basic	42,587,632	45,029,121	47,191,669
Effect of outstanding stock options and warrants	–	–	103,846
Weighted average shares: fully diluted	42,587,632	45,029,121	47,295,515

Net income (loss) per share: basic	(0.13)	0.04	0.04
Net income (loss) per share: fully diluted	(0.13)	0.04	0.04

For the years ended December 31, 2011 and 2010, the weighted average shares used to calculate basic and dilutive earnings per share were the same as the warrants and options outstanding were anti-dilutive.